SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                November 3, 2003
                Date of Report (Date of earliest event reported)

                           HEARTLAND BANCSHARES, INC.
               (Exact name of issuer as specified in its charter)

               Indiana                 333-32245                 35-2017085
            (State or other     (Commission File Number)      (IRS Employer
             jurisdiction of                              Identification Number)
            incorporation)


            420 North Morton Street                             46131
            Franklin, Indiana                                 (Zip Code)
            (Address of principal
            executive offices)



          Issuer's telephone number, including area code (317) 738-3915


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Item 7.  Financial Statements And Exhibits

The following exhibit shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Exhibit 99.1 Press release issued by the Company on November 3, 2003 announcing 2003 third quarter results of operations.

Item 12. Results of Operations and Financial Condition.

On November 3, 2003, Heartland Bancshares, Inc. (the "Company"), issued a press release announcing its results for the quarter ended September 30, 2003. A copy of the press release is filed herewith as Exhibit 99.1 and incorporated herein by reference.

The information contained in this Item 12 or incorporated by reference herein shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the issuer has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           HEARTLAND BANCSHARES, INC.

                            By: /s/ Steven L. Bechman
                               Steven L. Bechman,
                               Chief Executive Officer and President



                              Dated: November 3, 2003


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                                  EXHIBIT INDEX

Exhibit Number             Description
--------------             -----------

99.1                       Press release issued by the Company on
                           November 3, 2003 announcing third quarter 2003 results of operations